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Exhibit 21.1

SPX CORPORATION DOMESTIC SUBSIDIARIES

Subsidiary	Jurisdiction of Organization
Advanced Industrial Technologies, Inc.	Michigan
Advanced Test Products, Inc.	Florida
AG Equipment Co.	Kansas
AMCA/Brookfield International Sales Corporation	Delaware
AMCA/Monroe Holdings Corp.	Delaware
Asset Protection Team, Inc.	Delaware
Aurora/Hydromatic Pumps Inc.	Delaware
BOMAG Americas, Inc.	Delaware
Cofimco USA, Inc.	Virginia
Core Industries Inc.	Nevada
Cryonix, Inc.	Maryland
Decision Strategies/Fairfax International UK, LLC	Delaware
Decision Strategies LLC	Delaware
Domestic Subsidiary Corporation	Delaware
Edwards Systems Technology, Inc.	Connecticut
EGS Electrical Group LLC	Delaware
Engineering Analysis Associates, Inc.	Michigan
Fairbanks Morse Pump Corporation	Kansas
Fairfax Consultants, Ltd.	Delaware
Filtran Aftermarket Products	Illinois
Flair Corporation	Delaware
Fluid Technologies, Inc.	Oklahoma
General Farebox Service of Atlanta, Inc.	Delaware
General Signal Corporation	South Dakota
General Signal Environmental Risk Management Company	Delaware
General Signal Healthcare Management, Inc.	Delaware
General Signal International Corporation	Delaware
GS Development Corporation	Delaware
GSBS Development Corporation	Delaware
GSLE Development Corporation	Delaware
GSPS Development Corporation	Delaware
GSR Merger Sub, Inc.	Delaware
GSTC Development Corporation	Delaware
Imagexpo, L.L.C.	Delaware
Kayex China Holdings, Inc.	Delaware
Kendro Laboratory Products (GP), Inc.	Delaware
Kendro Laboratory Products, L.P.	Delaware
Key Scientific, Inc.	Maryland
Kodiak Partners Corp.	Delaware
Kodiak Partners II Corp.	Delaware
LDN, Ltd.	Delaware
LDS Test and Measurement LLC	Delaware
Ling Dynamic Systems, Inc.	Connecticut
Marley Company LLC (The)	Delaware
Marley Cooling Technologies, Inc.	Delaware
Marley Engineered Products LLC	Delaware
The Marley-Wylain Company	Delaware
MCT Services LLC	Delaware
Medical Equipment Maintenance Company	Maryland
MF Development Corporation	Delaware

MR California, Inc.	California
New Signal, Inc.	Delaware
Pearpoint Inc.	California
The Potomac Group & Associates, Inc.	Delaware
P.S.D., Inc.	Ohio
SGS Service Partnership	Delaware
Sorvall, L.L.C.	Delaware
SPX Development Corporation	Delaware
SPX Dock Products, Inc.	Wisconsin
SPX Financial Corporation	Delaware
SPX International Management LLC	Delaware
SPX Minnesota Properties, Inc.	Michigan
SPX Receivables, LLC	Delaware
SPX Receivables II, LLC	Delaware
SPX Risk Management Co.	Delaware
SPX US Finance LLC	Delaware
TCI International, Inc.	Delaware
Terrace Point Development Company	Michigan
Toledo Trans-Kit, Inc.	Ohio
Valley Forge Technical Information Services, Inc.	Michigan
Vance Executive Protection, Inc.	Delaware
Vance Federal Security Services, Inc.	Delaware
Vance International Consulting, Inc.	Delaware
Vance International, Inc.	Delaware
Vance Uniformed Protection Services, Inc.	Delaware
Waukesha Electric Systems, Inc.	Wisconsin
XCEL Erectors, Inc.	Delaware

SPX CORPORATION FOREIGN SUBSIDIARIES

Subsidiary	Jurisdiction of Organization
AIA Commercial, S.A.	SPAIN
AMCA International Canada Corporation	CANADA
AMPROBE Europe GmbH	GERMANY
Angelantoni Heraeus Scientifica, S.p.A.	ITALY
Arrendadora Korco, S.A. de C.V.	MEXICO
Automotive Diagnostics U.K. Limited	UK
Balcke-Duerr France S.A.	FRANCE
Balcke-Duerr Italiana, S.r.l.	ITALY
Balcke-Dürr GmbH	GERMANY
Balcke Marley Iberica, S.L.	SPAIN
Balcke Marley Italia S.p.A.	ITALY
Balcke Marley UK Limited	UK
BDT Limited	INDIA
Beijing United Auto Parts & Metal Products Co., Ltd.	CHINA
Best Power Technology Limited	TAIWAN
Bicotest Limited	UK
BOMAG (Canada), Inc.	CANADA
BOMAG Finco GmbH	GERMANY
BOMAG France S.A.S.	FRANCE
BOMAG GmbH	GERMANY
BOMAG (Great Britain) Limited	UK
BOMAG Holding GmbH	GERMANY
BOMAG Italia S.r.l.	ITALY
BOMAG Japan Co. Ltd.	JAPAN
BOMAG Kent (UK) Limited	UK
BOMAG Maschinenhandelsgesellschaft m.b.H.	AUSTRIA
BOMAG Newco Vermögensverwaltungs-GmbH	GERMANY
BOMAG (Shanghai) Compaction Machinery Co. Ltd.	CHINA
BOMAG U.L.M. GmbH	GERMANY
BOMAG Unternehmensverwaltung GmbH	GERMANY
BOMAG Verwaltung GmbH	GERMANY
Bran+Luebbe	NORWAY
BRAN + LUEBBE Electronics GmbH & Co. KG	GERMANY
BRAN + LUEBBE Electronics Verwaltungs-GmbH	GERMANY
BRAN + LUEBBE GmbH	GERMANY
BRAN + LUEBBE INTERNATIONAL GmbH	GERMANY
Bran+Luebbe KK	JAPAN
Bran+Luebbe Limited	UK
Bran Luebbe Ltda.	BRAZIL
Bran+Luebbe Pty. Ltd.	AUSTRALIA
British Electronic Controls Limited (The)	UK
Cofimco S.p.A.	ITALY
Cofimo Sulamericana Ltda.	BRAZIL
Cox Fluidpower Limited	UK
Coxmac Holdings Limited	UK
Cox's Machinery Limited	UK
Deca S.r.L.	ITALY
Decisions Estratégicas de México, S.A. de C.V.	MEXICO
Decisions Italia S.r.L.	ITALY
Delair B.V.	NETHERLANDS
Deltech B.V.	NETHERLANDS

Deltech Engineering Limited	UK
Deutsche Babcock Balcke-Durr (Zhangjiakou) Heat Exchanger Co., Ltd.	CHINA
Dezurik International Limited	UK
Dezurik Japan Co., Ltd.	JAPAN
Dezurik Mexico, S.A. de C.V.	MEXICO
Dezurik of Australia Proprietary Limited	AUSTRALIA
Direct Calibration Services Limited	UK
Distribuidora de Agitadores Industriales, S.A. de C.V.	MEXICO
Dock Products Canada Inc.	CANADA
Dollinger Ireland Limited	IRELAND
Dollinger World Limited	IRELAND
Electrolocation Limited	UK
EST Dongguan	CHINA
FCD (Canada) Inc.	CANADA
G.C. Evans (Holdings) Limited	UK
General Signal (China) Co., Ltd.	CHINA
General Signal Enterprises	IRELAND
General Signal Europe Limited	UK
General Signal (Europe) Limited Stockport (England), Kindhausen Branch	UK
General Signal FSC, Inc.	VIRGIN ISLANDS
General Signal GmbH & Co. KG	GERMANY
General Signal India Private Limited	INDIA
General Signal Ireland B.V.	NETHERLANDS
General Signal (S.E.G.) Asia Limited	HONG KONG
General Signal UK Limited	UK
General Signal Verwaltungsgesellschaft mbH i.L.	GERMANY
Guangzhou Marley Balcke Cooling Tower Co. Ltd.	CHINA
Hangzhou Kayex Zheda Electromechanical Co., Ltd.	CHINA
Hankison de Mexico, S. de R.L. de C.V.	MEXICO
Hankison Iberica, S.L.	SPAIN
Hankison (UK) Limited	UK
High Ridge Ireland Ltd.	IRELAND
IBS Filtran Kunstoff-/Metallerzeugnisse GmbH	GERMANY
IDenticam Systems Canada Ltd.	CANADA
ImagExpo GmbH	GERMANY
ISS Integrated Security Solutions Inc.	CANADA
ISS Integrated Security Solutions (UK) Limited	UK
Jack Hydraulics	UK
JATEK, Limited	JAPAN
Jemaco Flair Corporation	KOREA
Jurubatech Technologia Automotiva Ltda.	BRAZIL
Kelley Company FSC, Inc.	BARBADOS
Kelley International Limited	GIBRALTAR
Kendro Laboratory Products, AB	SWEDEN
Kendro Laboratory Products, AG	SWITZERLAND
Kendro Laboratory Products GmbH	AUSTRIA
Kendro Laboratory Products GmbH	GERMANY
Kendro Laboratory Products (HK) Ltd.	HONG KONG
Kendro Laboratory Products India Pvt. Ltd.	INDIA
Kendro Laboratory Products plc	UK
Kendro Laboratory Products Pty., Ltd.	AUSTRALIA
Kendro Laboratory Products, SAS	FRANCE
Kent-Moore Brasil Indústria e Comércio Ltda.	BRAZIL
Kent-Moore UK Limited	UK

L & N Products Pty Limited	AUSTRALIA
Lab Impex Research Limited	UK
LDS Limited	UK
Leeds & Northrup (France) S.A.R.L.	FRANCE
Leeds & Northrup GmbH	GERMANY
Leeds & Northrup Italy, Srl	ITALY
Leeds & Northrup Mexicana, S.A.	MEXICO
Leeds & Northrup (New Zealand) Limited	NEW ZEALAND
Leeds & Northrup S.A.	SPAIN
Leeds & Northrup Singapore Pte. Limited	SINGAPORE
Lightin Bran+Luebbe Pte Ltd	SINGAPORE
Lightnin (Europe) Limited	UK
Lightnin Mixers Limited	UK
Lightnin Mixers Pty. Ltd.	AUSTRALIA
Ling Dynamic Systems GmbH	GERMANY
Ling Dynamic Systems Limited	UK
Ling Dynamic Systems Sarl	FRANCE
Löwener OTC Tool GmbH	GERMANY
Mactek Pty Limited	AUSTRALIA
Marley Asia Pacific Pte Ltd	SINGAPORE
Marley Asia Pacific (SEA) Sdn Bhd (289809-U)	MALAYSIA
Marley Canadian Inc.	CANADA
Marley Cooling Tower Company (Europe) Limited	UK
Marley Cooling Tower Company (France) SNC	FRANCE
Marley Cooling Tower Company (U.K.) Limited	UK
Marley Cooling Tower (Holdings) Limited	UK
Marley Cooling Tower International Limited	CANADA
Marley do Brazil Participacoes Ltd.	BRAZIL
Marley Mexicana S.A. de C.V.	MEXICO
Marley Pump Asia Ptd. Ltd.	SINGAPORE
Marley Pump Australia Pty. Ltd.	AUSTRALIA
Marley Temcel Australia Pty Limited	AUSTRALIA
Marley Water-Line Sdn. Bhd.	MALAYSIA
Maxivox Inc.	CANADA
Meltrace Limited	UK
NEMA AirFin GmbH	GERMANY
Nippon Kendro KK	JAPAN
Pearpoint Holdings Limited	UK
Pearpoint (International) Limited	UK
Pearpoint Limited	UK
Pearpoint Overseas Limited	UK
Pipco Industrial Supplies Ltd.	CANADA
Puriflair India Private Limited	INDIA
Radiodetection Australia Pty Limited	AUSTRALIA
Radiodetection B.V.	NETHERLANDS
Radiodetection (Canada) Ltd.	CANADA
Radiodetection GmbH Ortungstechnik	GERMANY
Radiodetection Holdings Limited	UK
Radiodetection JV Sdn Bhd	MALAYSIA
Radiodetection Limited	HONG KONG
Radiodetection Limited	JAPAN
Radiodetection Limited	UK
Radiodetection Sarl	FRANCE
Radiodetection S.L.	SPAIN

Radiodetection Sp z.o.o.	POLAND
Radiodetection Srl	ITALY
Radiodetection Srl	ROMANIA
Ritch Engineering PTY Ltd	AUSTRALIA
Serco Canada Ltd.	CANADA
Sorvall (U.K.) Limited	UK
Span International Limited	BAHAMAS
SPX Air Filtration Limited	UK
SPX Air Treatment, B.V.	NETHERLANDS
SPX Air Treatment Canada Inc.	CANADA
SPX Air Treatment Equipment (Shanghai) Co. Ltd.	CHINA
SPX Air Treatment Limited	UK
SPX Australia Pty., Ltd.	AUSTRALIA
SPX Belgium SA	BELGIUM
SPX Canada (GP)	CANADA
SPX Canada Inc.	CANADA
SPX Canada Holdings I ULC	CANADA
SPX Canada Holdings III ULC	CANADA
SPX Canada Limited Partnership	CANADA
SPX Canada Partner I Co.	CANADA
SPX Canada Partner II Co.	CANADA
SPX Corporation (Shanghai) Consulting Co., Ltd.	CHINA
SPX de Mexico, S.A. de C.V.	MEXICO
SPX Europe GMbH	GERMANY
SPX Europe Holdings GmbH	GERMANY
SPX Filtran Beijing	CHINA
SPX Finance SARL	LUXEMBOURG
SPX France S.R.L.	FRANCE
SPX HANKISON International GmbH	GERMANY
SPX Iberica S.A.	SPAIN
SPX International, Ltd.	BARBADOS
SPX International (Thailand) Limited	THAILAND
SPX Italia S.r.l.	ITALY
SPX Material Handling de Mexico, S. de R.L. de C.V.	MEXICO
SPX Netherlands B.V.	NETHERLANDS
SPX Pension Trust Company Limited	UK
SPX Resources Mexico, S.A. de C.V.	MEXICO
SPX (Schweiz) A.G.	SWITZERLAND
SPX (Shanghai) Trading Co. Ltd.	CHINA
SPX Singapore Pte. Ltd.	SINGAPORE
SPX Specialty Engineered Products Shanghai	CHINA
SPX (Tianjin) Cooling Technologies Co. Ltd.	CHINA
SPX United Kingdom Limited	UK
SPX Valves Shanghai	CHINA
Sre Electronics Limited	UK
Tecnotest S.r.l.	ITALY
Telespec Limited	UK
Tomal AB	SWEDEN
Troy Sprinkler Limited	CANADA
U.D.I. Finance Limited	IRELAND
U.D.I. Foreign Sales Corporation	BARBADOS
U.D.I. Mauritius Limited	MAURITIUS
UD-RD Holding Company Limited	UK
United Dominion Holding Limited	CANADA
United Dominion Industries Corporation	CANADA

United Dominion Industries (Italy) Srl	ITALY
United Dominion Pte Ltd	SINGAPORE
Upper Valley Fire Protection Ltd.	CANADA
Valley Forge Technical Information Services GmbH	GERMANY
Vance International de Mexico, S.A. de C.V.	MEXICO
Vance International of Canada, Inc.	CANADA
Vance International Limited	UK
Varun Flair Filtration Private Limited	INDIA
Vibration Sales & Service Limited	UK
VL Churchill Limited	UK
WCB Mexico, S.A. de C.V.	MEXICO
Wintclean Air (UK) Ltd.	UK
Wuxi AirXi Gage Co., Ltd.	CHINA
Ziton Limited	UK
Ziton (Pty) Limited	REPUBLIC OF SOUTH AFRICA

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  Exhibit 21.1
SPX CORPORATION DOMESTIC SUBSIDIARIES
SPX CORPORATION FOREIGN SUBSIDIARIES